IXIS CASH MANAGEMENT TRUST – MONEY MARKET SERIES

Supplement dated May 10, 2007, to the IXIS Cash Management Trust Statement of Additional Information dated September 1, 2006, as may be revised or supplemented from time to time

Effective September 1, 2007, IXIS Asset Management Distributors, L.P. will no longer pay investment dealers a service fee in order to compensate them for services they provide and expenses they incur in connection with the establishment or maintenance of shareholder accounts in the Fund. Accordingly, the second paragraph and corresponding table in the sub-section “Distribution Agreements” within the section “Investment Advisory and Other Services” will be removed effective September 1, 2007.

SP345-0407